Exhibit (h)(2)(b)

                                AMENDMENT TO THE
                            TRANSFER AGENCY AGREEMENT


     THIS AMENDMENT, dated as of the 1st day of April, 2002 is made to the Transfer Agency Agreement (the "Agreement") dated January 1, 1998 between each registered investment company listed on Schedule A of the Agreement (as amended from time to time) (each a "Fund") and PFPC INC. (f/k/a First Data Investor Services Group, Inc.) ("PFPC").

                                   WITNESSETH

     WHEREAS, the parties to the Agreement desire to modify certain provision of the Agreement.

     NOW THEREFORE, the Fund and PFPC agree that as of the date first referenced above, the Agreement shall be amended as follows:

1. All references in the Agreement to "First Data Investor Services Group, Inc." and "FDISG" shall be replaced with "PFPC Inc." and "PFPC" respectively.

2.   Section 10(b) is amended by adding the following new Section 10(b)(iv):

     "or (iv) any acts or omissions of Eaton Vance (as defined in Section 13(d);

3. Section 11(a) is hereby deleted in its entirety and replaced with the following:

     "Either party may terminate this Agreement without cause on or after July 31, 2003 by giving 180 days written notice to the other party"

4.   Section 13 is hereby amended to add the following new Section 13(d):

     "(d) Notwithstanding the foregoing provisions of this Section 13 to the contrary, the parties acknowledge that PFPC shall enter into a Sub-Transfer Agency Agreement with Eaton Vance Management ("Eaton Vance") pursuant to which Eaton Vance shall assume direct responsibility for the performance of certain services described in this Agreement.

5. Exhibit 1 - Performance Standards, is hereby deleted in its entirety and replaced with the revised Exhibit 1 attached hereto.

6. Schedule A - List of Fund Parties is hereby deleted and replaced with the revised Schedule A attached hereto.

7. Schedule B - Duties of PFPC is hereby amended by adding the following New Sections 9 and 10:

     "9.  Disaster Recovery Facility Services.
          -----------------------------------

          (a) In the event an unplanned condition renders the Fund's normal operations facility located at 255 State Street, Boston, Massachusetts to be inoperative (a "Disaster"), Transfer Agent agrees to provide certain services on behalf of the Fund, as more fully described herein.

          (b) Upon notification by the Fund to Transfer Agent of a Disaster, Transfer Agent shall make available to the Fund the equipment and services at a PFPC facility in either Westborough or at such other PFPC facility in New England as described in the attached Schedule E of this Agreement.

     10. National Quality Review. PFPC agrees to engage National Quality Review ("NQR") to perform NQR rating and quality performance review services with respect to the PFPC Transaction Processing Area providing services to the Funds hereunder and provide monthly reporting to the Funds relating thereto."

8. Schedule C - Fee Schedule, as amended, is hereby deleted in its entirety and replaced with the revised Schedule C attached hereto.

9. Amendment No. 1 to the Transfer Agency Agreement for IMPRESSNet(R)Services executed on October 1, 1999 (the "IMPRESSNet(R) Amendment") is amended by adding the following new Section 2(g):

     "(g) IMPRESSNet.com(R). The parties hereby acknowledge that PFPC has ceased to operate and maintain IMPRESSNet.com(R), the Internet Web site utilized by Financial Planners to facilitate Account Inquiries and Financial Transactions and PFPC has arranged to provide temporary Internet access for Financial Planners through AdvisorCentral, LLC. In connection with the foregoing, upon the earlier of (a) November 26, 2002; or (b) the execution by the Funds (or an affiliate thereof) of an agreement directly with AdvisorCentral relating to
Financial  Planner access to Fund and related  Shareholder  information  via the
Internet, (i) all references to "Financial Planners" shall deleted from the IMPRESSNet Amendment; and (ii) all reference to IMPRESSNet(R) Financial Intermediary Fees shall be deleted from Schedule C - Transfer Agent Fees."

10. Infrastructure/PFPC System Upgrades. In addition to the foregoing, PFPC and the Fund are in the process of finalizing a Business Requirements Document relating to the upgrade of the network systems used in connection with the connectivity between PFPC and the Funds, telephone and telephone switch connectivity, IMPRESSPlus (including Image and CRM) infrastructure. Upon execution by the parties of the Business Requirements Document, PFPC agrees to perform the Infrastructure/PFPC System Upgrades described therein.

11. This Amendment contains the entire understanding between the parties with respect to the transactions contemplated hereby. To the extent that any provision of this Amendment modifies or is otherwise inconsistent with any provision of the Transfer Agent Agreement and related agreements, this Amendment shall control, but the Transfer Agent Agreement and all related documents shall otherwise remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

The Funds Listed on Schedule A of the            PFPC INC.

By:  /s/ J. L. O'Connor                  By:  /s/ Michael Denofrio
   ---------------------------                ----------------------------------

Name:  J. L. O'Connor                      Name:  Michael Denofrio
     -------------------------                  --------------------------------

Title:  Treasurer                          Title:  Executive Vice President
      ------------------------                   -------------------------------

                                   SCHEDULE A

     NAME                                                                              SERIES/CLASSES
EATON VANCE GROWTH TRUST

     Eaton Vance Asian Small Companies                                                  A, B
     Eaton Vance Growth Fund                                                            A, B, C
     Eaton Vance Greater China Growth Fund                                              A, B, C
     Eaton Vance Information Age Fund                                                   A, B, C, D
     Eaton Vance Worldwide Health Sciences Fund                                         A, B, C, D

EATON VANCE INVESTMENT TRUST

     Eaton Vance California Limited Maturity Municipals Fund                            A, B
     Eaton Vance Florida Limited Maturity Municipals Fund                               A, B, C
     Eaton Vance Massachusetts Limited Maturity Municipals Fund                         A, B, C
     Eaton Vance National Limited Maturity Municipals Fund                              A, B, C
     Eaton Vance New Jersey Limited Maturity Municipals Fund                            A, B
     Eaton Vance New York Limited Maturity Municipals Fund                              A, B, C
     Eaton Vance Ohio Limited Maturity Municipals Fund                                  A, B
     Eaton Vance Pennsylvania Limited Maturity Municipals Fund                          A, B, C

EATON VANCE MUNICIPALS TRUST

     Eaton Vance Alabama Municipals Fund                                                A, B
     Eaton Vance Arizona Municipals Fund                                                A, B
     Eaton Vance Arkansas Municipals Fund                                               A, B
     Eaton Vance California Municipals Fund                                             A, B
     Eaton Vance Colorado Municipals Fund                                               A, B
     Eaton Vance Connecticut Municipals Fund                                            A, B
     Eaton Vance Florida Municipals Fund                                                A, B
     Eaton Vance Georgia Municipals Fund                                                A, B
     Eaton Vance Kentucky Municipals Fund                                               A, B
     Eaton Vance Louisiana Municipals Fund                                              A, B
     Eaton Vance Maryland,  Municipals Fund                                             A, B
     Eaton Vance Massachusetts Municipals Fund                                          A B, I
     Eaton Vance Michigan Municipals Fund                                               A, B
     Eaton Vance Minnesota Municipals Fund                                              A, B
     Eaton Vance Mississippi Municipals Fund                                            A, B
     Eaton Vance Missouri Municipals Fund                                               A, B
     Eaton Vance National Municipals Fund                                               A, B, C, I
     Eaton Vance New Jersey Municipals Fund                                             A, B
     Eaton Vance New York Municipals Fund                                               A, B
     Eaton Vance North Carolina Municipals Fund                                         A, B
     Eaton Vance Ohio Municipals Fund                                                   A, B
     Eaton Vance Oregon Municipals Fund                                                 A, B
     Eaton Vance Pennsylvania Municipals Fund                                           A, B
     Eaton Vance Rhode Island Municipals Fund                                           A, B
     Eaton Vance South Carolina Municipals Fund                                         A, B
     Eaton Vance Tennessee Municipals Fund                                              A, B
     Eaton Vance Texas Municipals Fund                                                  A, B
     Eaton Vance Virginia Municipals Fund                                               A, B
     Eaton Vance West Virginia Municipals Fund                                          A, B

                                       4

EATON VANCE MUNICIPALS TRUST II

     Eaton Vance Florida Insured Municipals Fund                                        A, B
     Eaton Vance Hawaii Municipals Fund                                                 A, B
     Eaton Vance High Yield Municipals Fund                                             A, B, C
     Eaton Vance Kansas Municipals Fund                                                 A, B

EATON VANCE MUTUAL FUNDS TRUST

     Eaton Vance Cash Management Fund
     Eaton Vance Floating-Rate Fund,                                                    Advisers Class, B, C, I
     Eaton Vance Floating-Rate High Income Fund                                         Advisers Class, B, C, I
     Eaton Vance Government Obligations Fund                                            A, B, C
     Eaton Vance High Income Fund                                                       B, C
     Eaton Vance Insured High Income Fund                                               A, B*
     Eaton Vance Insured Tax-Managed Emerging Growth Fund                               A, B*
     Eaton Vance Insured Tax-Managed Growth Fund                                        A, B*
     Eaton Vance Insured Tax-Managed International Growth  Fund                         A, B
     Eaton Vance International Growth Fund**
     Eaton Vance Money Market Fund
     Eaton Vance Municipal Bond Fund                                                    A, B, I
     Eaton Vance Strategic Income Fund                                                  A, B, C
     Eaton Vance Tax Free Reserves
     Eaton Vance Tax-Managed Capital Appreciation Fund                                  A, B, C, D
     Eaton Vance Tax-Managed Emerging Growth Fund 1.1                                   A, B, C
     Eaton Vance Tax-Managed Emerging Growth Fund  1.2                                  A, B, C, D, I
     Eaton Vance Tax-Managed Growth Fund 1.1                                            A, B, C, I, S
     Eaton Vance Tax-Managed Growth Fund 1.2                                            A, B,C, D, I
     Eaton Vance Tax-Managed International Growth Fund                                  A, B, C, D***
     Eaton Vance Tax-Managed Value Fund                                                 A, B, C, D***
     Eaton Vance Tax-Managed Young Shareholder Fund                                     A, B, C, D

EATON VANCE SERIES TRUST

     Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SPECIAL INVESTMENT TRUST

     Eaton Vance Balanced Fund                                                          A, B, C

     Eaton Vance Emerging Markets Fund                                                  A, B
     Eaton Vance Greater India Fund                                                     A, B
     Eaton Vance Growth & Income Fund                                                   A, B, C
     Eaton Vance Institutional Emerging Markets Fund
     Eaton Vance Institutional Short Term Treasury Fund
     Eaton Vance Special Equities Fund                                                  A, B, C
     Eaton Vance Small Company  Growth Fund
     Eaton Vance Utilities Fund                                                         A, B, C

                                       5

EATON VANCE VARIABLE TRUST

     Eaton Vance VT Floating-Rate Income Fund
     Eaton Vance VT Income Fund of Boston
     Eaton Vance VT Information Age Fund
     Eaton Vance VT Worldwide Health  Sciences Fund


OTHER FUNDS

     Eaton Vance Advisers Senior Floating-Rate Fund
     Eaton Vance California Municipal Income Trust
     Eaton Vance Florida Municipal Income Trust
     Eaton Vance Income Fund of Boston                                                  A, I***
     Eaton Vance Massachusetts Municipal Income Trust
     Eaton Vance Michigan Municipal Income Trust
     Eaton Vance Municipal Income Trust
     Eaton Vance New Jersey Municipal Income Trust
     Eaton Vance New York Municipal Income Trust
     Eaton Vance Ohio Municipal Income Trust
     Eaton Vance Pennsylvania Municipal Income Trust
     Eaton Vance Prime Rate Reserves
     Eaton Vance Senior Income Trust
     EV Classic Senior Floating-Rate Fund
     Eaton Vance Institutional Senior Floating-Rate Fund
     Eaton Vance Money Fund Ltd

*      Not yet filed with  SEC
**     Expected to go effective at the SEC around the first of September
***    Scheduled to convert to master feeder structure 7/23/01

                                    EXHIBIT 1

                              Performance Standards


                             TRANSACTION PROCESSING
                                Standard of Care

Transaction Type Performance Standards


--------------------- ---------------------- -------------------------
Transaction Type      Standard Performance     Exceptional - Award
--------------------- ---------------------- -------------------------
--------------------- ---------------------- -------------------------
New Accounts          79.3% - 88.4%          >  95%
                                             -
--------------------- ---------------------- -------------------------
--------------------- ---------------------- -------------------------
Financial             96.9% - 99.0%          >  99.1%
                                             -
--------------------- ---------------------- -------------------------
--------------------- ---------------------- -------------------------
Non- Financial        86.2% - 91.5%          >  95%
                                             -
--------------------- ---------------------- -------------------------
--------------------- ---------------------- -------------------------
Overall               91.2% - 94.5%          >  95%
                                             -
--------------------- ---------------------- -------------------------

o Performance will be measured and reported monthly with awards paid quarterly based on quarterly averages.

o Awards will be applied quarterly to the next transfer agent fee bill following receipt of the data from NQR.

o Standards are subject to revision annually based on the previous four quarters of performance data from NQR.

o Measurement will begin in April 2002. However, awards will not begin until second quarter 2002.

o Awards will be paid solely on the basis of meeting all NQR quality ratings for each category. Further breakdown of the data to New Accounts, Financial and Non-financial categories are provided to Eaton Vance for informational purposes only and do not factor into the award process.

                                   CALL CENTER
                                Standard of Care
------------------------------------- ----------------------------------- -----------------------------------
            Measurement                      Standard Performance                Exceptional - Award
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
  Call Quality as Measured by NQR       Rating by NQR of 2.12 to 2.48          Rating by NQR above 2.48
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
  Call Answer Rate as Measured by                  97%-98%                               >98%
    PFPC Call Monitoring System
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Average Speed of Answer as Measured             30-20 seconds                        <20 seconds
   by PFPC Call Monitoring System
------------------------------------- ----------------------------------- -----------------------------------

o Performances will be measured and reported monthly with awards paid quarterly based on quarterly averages.

o Awards will be applied quarterly to the next transfer agent fee bill following receipt of the data from NQR/Dalbar.

o Standards are subject to revision annually based on the previous four quarters of performance data from NQR/Dalbar.

o Measurement will begin in April 2002. However, awards will not begin until second quarter 2002.

o Awards are paid solely on the basis of NQR/Dalbar quality ratings. Call answer rate and average speed of answer are provided to Eaton Vance for informational purposes only and do not factor into the award process.

                           EATON VANCE REWARD PROPOSAL



Transaction Processing                               Annual
----------------------                               ------
         Exceptional - Reward               $20,000 ($5,000 per quarter)

Correspondence
--------------
         Exceptional - Reward               $20,000 ($5,000 per quarter)

MCS
---
         Exceptional - Reward               $20,000 ($5,000 per quarter)

Control
-------
         Exceptional - Reward               $20,000 ($5,000 per quarter)

Call Center
-----------
         Exceptional - Reward               $20,000 ($5,000 per quarter)


TOTAL REWARDS AVAILABLE                     $100,000 per annum ($25,000 per
                                            quarter )


Additional Points:

     1. PFPC has committed to paying for the NQR-related costs for the transaction processing review as a part of their commitment to care. This cost is $85,000.

     2. With the majority of the shareholder calls moving to Eaton Vance in 2002, we would hope to have NQR or Dalbar measure the calls taken at Eaton Vance and measure the small team remaining at PFPC as a part of the overall agreement. Measurement of the Westborough team as a separate group would be necessary in order to attain the scores needed to validate this system.

     3. These award dollars will be placed in a fund available for staffing incentives

                                    ADDITONAL
                                   EATON VANCE
                                STANDARDS OF CARE


TRANSACTION PROCESSING
        o New accounts - T
        o TOA - New Accounts - T + 1
        o Purchases - T
        o Exchanges - T
        o Transfers - T + 2
        o Redemptions - T
        o Maintenances - T + 4

CORRESPONDENCE/CALL OUTS
        o Priority items ( financial ) - T + 1
        o Non - Financial items - T + 3


ADJUSTMENTS
        o All items Processed - T + 0
        o All items Quality Control - T + 1
        o Cancel/Rebill - T


MCS

        o 99% > of Priority 6 Financial items received in good order prior to 2:30pm EST will be submitted for initial processing or research on T

        o 99%> of all items received in good order by MCS prior to 2:30pm EST will be assigned and acknowledged on the AHD system

        o 80%> of all items received in good order by MCS prior to 2:30pm EST will be resolved in T + 3

        o 90%> of all items received in good order by MCS prior to 2:30pm EST will be resolved T + 5

        o 98%> completed item accuracy, as determined by dispute feedback provided by Eaton Vance Team Leaders and mutually agreed by MCS Management

RESEARCH
        o Priority Items ( Financial ) - R + 2
        o Non-Financial Items - R + 3
        o Other -
                || Statements, Tax Forms - ( Current to 1997) - R + 1
                || Transcripts/Fiche - ( 1997-1985) - R + 3
                || Items Prior to 1985 ( pulls from Iron Mountain ) - R + 5 || Check Requests ( IPS ) - R + 1
                || Check Requests ( Mellon/BSDT) - R + 3


CALL CENTER
        o Service Levels - Monthly Average >  90%
                                           -
        o Speed of Answer < 20 seconds
                          -

                                   SCHEDULE C
                                      FEES
                    REVISED AND EFFECTIVE AS OF APRIL 1, 2002

                            TRANSFER AGENCY SERVICES

I.    PER ACCOUNT FEES.

A.    OPEN ACCOUNT FEE:

      1.  DIRECT ACCOUNTS  ( EHV ONLY):

      For each of the first 500,000 accounts      $14.00 per account, per annum
      For each of the next 500,000 accounts       $13.75 per account, per annum
      For each of the next 500,000 accounts       $13.50 per account, per annum
      For each account over 1,500,000 accounts    $13.25 per account, per annum

      2.  LEVEL I, II AND IV ACCOUNTS:            $12.00 per account, per annum

      3.  LEVEL III NETWORKED ACCOUNTS:

      For each of the first 500,000 accounts      $9.75 per account, per annum
      For each of the next 500,000 accounts       $9.50 per account, per annum
      For each of the next 500,000 accounts       $9.25 per account, per annum
      For each account over 1,500,000 accounts    $9.00 per account, per annum

      4.  CHARITABLE GIFT TRUST ACCOUNTS:$8.00 per account, per annum

      5.  CLOSED ACCOUNT FEE:                     $3.00 per account, per annum

      6.  MONTHLY MINIMUM FEE:                    $2,000 per Class/Portfolio*

             *PFPC will waive the minimum monthly fee for all portfolios/classes existing as of April 1, 2002.

      7. All Per Account Fees are billed monthly based on 1/12th of the annual fee.

II.   FUNDSERV/NETWORKING  (WAIVED)

      NSCC Services - Includes any or all of the following FundSERV, Networking,
                      Commission Settlement, ACATS and Mutual Fund Profile.

      PFPC Setup fee:                           $2,000.00 one-time set-up charge
                                                per fund family

               PFPC Transaction fees:
      FundSERV                                   $0.10 per transaction
      Networking                                 No Charge
      Commission Settlement                      No Charge
      ACATS                                      No Charge
      Mutual Fund Profile Service                $10.00 per month per fund/class
                                                 ($100 max per month)

          Note: NSCC will deduct its monthly fee (out-of-pocket expense for settlements; wire charges) on the 15th of each month from PFPC's cash settlement that day. PFPC will include these charges on its next bill as out-of-pocket expenses.

III.     N.E.W.S.                           NO ADDITIONAL COST FOR FULL SERVICE

IV.      IMPRESSNET

A.       IMPRESSNET RETAIL:

         1.  ONE TIME SET-UP FEE (WAIVED)

        ------------------------------------------------------------------------
            NUMBER OF ACCOUNTS (COUNTED AT IMPLEMENTATION)           Set-Up Fee
        ------------------------------------------------------------------------
        Less than 20,000 Accounts                                        $15,000
        ------------------------------------------------------------------------
        Between 20,001 and 50,000 Accounts                               $20,000
        ------------------------------------------------------------------------
        Between 50,001 and 100,000 Accounts                              $25,000
        ------------------------------------------------------------------------
        Between 100,001 and 500,000 Accounts                             $30,000
        ------------------------------------------------------------------------
        Between 500,001 and 1,000,000 Accounts                           $40,000
        ------------------------------------------------------------------------
        Over 1,000,000 Accounts                                          $50,000
        ------------------------------------------------------------------------

         2.  ANNUAL RECURRING FEE:

        ------------------------------------------------------------------------
        NUMBER OF ACCOUNTS1                                           Annual Fee
        ------------------------------------------------------------------------
        Less than 20,000 Accounts                                        $10,500
        ------------------------------------------------------------------------
        Between 20,001 and 50,000 Accounts                               $14,000
        ------------------------------------------------------------------------
        Between 50,001 and 100,000 Accounts                              $17,500
        ------------------------------------------------------------------------
        Between 100,001 and 500,000 Accounts                             $21,000
        ------------------------------------------------------------------------
        Between 500,001 and 1,000,000 Accounts                           $28,000
        ------------------------------------------------------------------------
        Over 1,000,000 Accounts                                          $35,000
        ------------------------------------------------------------------------

          1 Counted at implementation and then at each subsequent anniversary date from the date of implementation. Annual fee will be adjusted accordingly.

         3.  MONTHLY MINIMUMS:  (WAIVED)

 -------------------------------------------------------------------------------
                                                                  TRANSACTION
         NUMBER OF ACCOUNTS                INQUIRY MINIMUM         MINIMUM
 -------------------------------------------------------------------------------
 Less than 20,000 Accounts                      $1,200               $120
 -------------------------------------------------------------------------------
 Between 20,001 and 50,000 Accounts             $1,600               $160
 -------------------------------------------------------------------------------
 Between 50,001 and 100,000 Accounts            $2,000               $200
 -------------------------------------------------------------------------------
 Between 100,001 and 500,000 Accounts           $2,600               $260
 -------------------------------------------------------------------------------
 Between 500,001 and 1,000,000 Accounts         $3,200               $320
 -------------------------------------------------------------------------------
 Over 1,000,000 Accounts                        $4,000               $400
 -------------------------------------------------------------------------------

         4.  INQUIRY AND TRANSACTION FEES:

         The fee for an Account Inquiry is $0.10 per occurrence. For an Account Transaction, the fee is $0.50 per occurrence. These fees are tracked and billed monthly.

         $2.50 PIN Change charge (Waived).

         5.  VOLUME DISCOUNT FOR INQUIRIES:

        ------------------------------------------------------------------------
                           (OVER LIFE OF THE AGREEMENT)       FEE PER INQUIRY
                               NUMBER OF INQUIRIES
        ------------------------------------------------------------------------
        Less than 100,000 Inquiries                                $0.05
        ------------------------------------------------------------------------
        Between 100,001 and 200,000 Inquiries                      $0.04
        ------------------------------------------------------------------------
        Between 200,001 and 300,000 Inquiries                      $0.03
        ------------------------------------------------------------------------
        Over 300,000 Inquiries                                     $0.02
        ------------------------------------------------------------------------

         6.  CUSTOMIZATION FEE:  $180 per hour

         7.  NEW ACCOUNT SET-UP WITH SETTLEMENT:
                  $1.50 per new account established with settlement

B.       IMPRESSNET FINANCIAL INTERMEDIARY SOLUTION:

         1.  ONE TIME SET-UP FEE:  (WAIVED)

        ------------------------------------------------------------------------
         NUMBER OF ACCOUNTS (COUNTED AT IMPLEMENTATION)      Set-Up Fee
        ------------------------------------------------------------------------
        Less than 20,000 Accounts                              $15,000
        ------------------------------------------------------------------------
        Between 20,001 and 50,000 Accounts                     $20,000
        ------------------------------------------------------------------------
        Between 50,001 and 100,000 Accounts                    $25,000
        ------------------------------------------------------------------------
        Between 100,001 and 500,000 Accounts                   $30,000
        ------------------------------------------------------------------------
        Between 500,001 and 1,000,000 Accounts                 $40,000
        ------------------------------------------------------------------------
        Over 1,000,000 Accounts                                $50,000
        ------------------------------------------------------------------------

         2.  ANNUAL RECURRING FEE:

        ------------------------------------------------------------------------
        NUMBER OF ACCOUNTS3                                      Annual Fee
        ------------------------------------------------------------------------
        Less than 20,000 Accounts                                $10,500
        ------------------------------------------------------------------------
        Between 20,001 and 50,000 Accounts                       $14,000
        ------------------------------------------------------------------------
        Between 50,001 and 100,000 Accounts                      $17,500
        ------------------------------------------------------------------------
        Between 100,001 and 500,000 Accounts                     $21,000
        ------------------------------------------------------------------------
        Between 500,001 and 1,000,000 Accounts                   $28,000
        ------------------------------------------------------------------------
         Over 1,000,000 Accounts                                  $35,000
        ------------------------------------------------------------------------

        1 Counted at implementation and then at each subsequent anniversary date from the date of implementation. Annual fee will be adjusted accordingly.

         3.  MONTHLY MINIMUMS:  (WAIVED)

        ------------------------------------------------------------------------
                                                                   TRANSACTION
                 NUMBER OF ACCOUNTS              INQUIRY MINIMUM      MINIMUM
        ------------------------------------------------------------------------
        Less than 20,000 Accounts                   $1,200            $120
        ------------------------------------------------------------------------
        Between 20,001 and 50,000 Accounts          $1,600            $160
        ------------------------------------------------------------------------
        Between 50,001 and 100,000 Accounts         $2,000            $200
        ------------------------------------------------------------------------
        Between 100,001 and 500,000 Accounts        $2,600            $260
        ------------------------------------------------------------------------
        Between 500,001 and 1,000,000 Accounts      $3,200            $320
        ------------------------------------------------------------------------
        Over 1,000,000 Accounts                     $4,000            $400
        ------------------------------------------------------------------------

         4.  INQUIRY AND TRANSACTION FEES:

         The fee for an Account Inquiry is $0.05 per occurrence. For an Account Transaction, the fee is $0.30 per occurrence. These fees are tracked and billed monthly.

         5.  VOLUME DISCOUNT FOR INQUIRIES:

        ------------------------------------------------------------------------
                           (OVER LIFE OF THE AGREEMENT)      FEE PER INQUIRY
                               NUMBER OF INQUIRIES
        ------------------------------------------------------------------------
        Less than 100,000 Inquiries                               $0.05
        ------------------------------------------------------------------------
        Between 100,001 and 200,000 Inquiries                     $0.04
        ------------------------------------------------------------------------
        Between 200,001 and 300,000 Inquiries                     $0.03
        ------------------------------------------------------------------------
        Over 300,000 Inquiries                                    $0.02
        ------------------------------------------------------------------------

         6.  CUSTOMIZATION FEE:  $180 per hour

         7.  NEW ACCOUNT SET-UP WITH SETTLEMENT:
                  $1.50 per new account established with settlement

V.       DAZL(R)

         DAZL(R), PFPC's electronic data transfer tool, enables fund companies to provide instant access to the most current mutual fund and client account information. And because DAZL is integrated with a wide variety of portfolio management software applications and mainframe systems, Eaton Vance can deliver information through the Internet or through traditional methods. This means DAZL will provide Eaton Vance with a powerful tool to enhance the service you provide to your various distribution partners, including financial professionals, broker/dealers, trust companies and TPAs.

         DAZL(R)FEES: (IF APPLICABLE)     CAPPED AT $500,000 PER 12-MONTH PERIOD

         1.  ONE-TIME SET-UP FEE:                          $5,000

          Includes management company level coding, report programming.

         2.  MONTHLY MAINTENANCE FEE:                      $1,000

       Includes client and broker dealer access to DAZL(R) Support Group.

         3.  DAZL(R) BASE TRANSMISSION FEE/RECORD:

         Price records                                     $0.015
         Other records                                     $0.030
         (security, distribution, account master, transaction, position)

         4.  DAZL(R)DIRECT/INTERACTIVE/TRUST/401K/ICI/MGT. CO. LEVEL FEE/RECORD:

         Price records                                     $0.01
         Other records                                     $0.01
         (security, distribution, account master, transaction, position)

         5.  ENHANCEMENT FEE:                             $150.00 per hour

VI.      VOICE RESPONSE UNIT:  (WAIVED)

         o $10,000 Set-up charge
         o $500 per month maintenance fee
         o $0.23 per minute
         o $0.10 per call
         o Customization Programming: $150.00 per hour

VI.  COST BASIS ACCOUNTING:   (WAIVED)

         $0.125 per eligible account per year

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VII.     TRAINING:   (WAIVED)

         $125 per hour per resource
         Travel & Entertainment is not included in hourly rate

VIII.    DISASTER RECOVERY

         Use of Disaster Recovery Services provided at no charge for the first thirty (30) days following declaration of disaster. Thereafter, the charge will be $250.00 per/week per workstation

         Annual Disaster Recovery Testing included

IX.      INFRASTRUCTURE/UPGRADES TO SYSTEMS:
             (As per agreed upon Business Requirements Document)

         $500,000.00 - ($166,000.00 per annum to be paid in monthly increments). In the event the Fund terminates this Agreement prior to payment in full, the remaining amount due shall be paid in full upon such termination.

X.       BANKING FEES:   (WAIVED)
             Banking fees will be waived to the extent of banking credits.

XI.      DEDICATED TEAM:   (WAIVED)
         2 BSAs @ $65,000                   $130,000
         2 Programmers @ $100,000           $200,000
                                            --------
         Total Cost                         $330,000

XII.     DIGITAL RECORDING:
         Based on $0.08 per call

XIII.    PRINT MAIL:

         Printing:         $0.08 per image (confirms and statements)  (Waived)
                           $0.10 per check

         Machine Insertion:         $32.00/K pages (includes 1 BRE/CRE)
                                    $0.01/each additional insert

         12B1/Dealer Commission Checks/Statements:
                           $0.78/each envelope with $100.00 minimum

         Mail Preparation: $0.035 per piece
                                    Fast Forward     $0.20   per hit

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         Courier:        $30.00 for each on call courier trip/or actual cost for
                         on demand

         Overnight:      $3.50 per package service charge plus Federal
                         Express/Airborne charge

         Inventory Storage:    $25.00 for each inventory location as of the 15th
                               of the month

         Inventory Receipt and dump:     $20.00 for each SKU / Shipment

         Folding, special projects, opening envelopes, manual
         inserting:                      $55.00/K pages

         Special Pulls:        $3.00 per account pull

         Boxes/Envelopes:
                           Shipping boxes            $0.85 each
                           Oversized Envelopes       $0.45 each

         Programming:
                           1 dedicated mainframe programmer   No charge
                           1 BSA/tester to support programmer No charge

         Digital Services in PDF:
                           Per image to produce:       $0.025
                           Per image on PFPC server:   $0.01

         Tax Forms (1099, 5498, 1042, K1, cba wash):
                           Print/Process:            $0.42 per package

         Dupe Tax Forms:
                           Print/Process:            $0.50 per package

IX.      EATON VANCE SERVICES

         In connection with the services performed by Eaton Vance as described in Section 13(d), effective July 1, 2002 the Funds shall pay to PFPC an amount equal to the lesser of (i) actual expense of Eaton Vance associated with providing such services; or (ii) $2,500,000.00 annually. All such fees received by PFPC shall be paid to Eaton Vance pursuant to the terms of the Sub-Transfer Agency Agreement between PFPC and Eaton Vance.

                                       18
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                                   Schedule D

                Out-of-Pocket Expenses and Miscellaneous Charges

The Fund shall reimburse PFPC monthly for applicable out-of-pocket expenses and pay for miscellaneous charges, including, but not limited to, the following items:

Out-of-Pocket Expenses

     o    Postage  (bulk,  pre-sort,  ZIP+4,  barcoding,   first  class)  direct
          pass-through to the Fund
     o    Due diligence mailings
     o    Telephone   and   telecommunication   costs,   including   all  lease,
          maintenance and line costs
     o Proxy solicitations, mailings and tabulations - Daily and Distribution advice mailings
     o Shipping, Certified and Overnight mail and insurance - Year-end form production and mailings
     o    Duplicating services, as pre-approved by the Fund
     o    Courier services
     o    IPS check processing fees
     o    Third-party signature card scanning charges
     o    Overtime, as approved by the Fund
     o    Temporary staff, as approved by the Fund
     o    Travel and entertainment, as approved by the Fund
     o Record retention, retrieval and destruction costs, including, but not limited to, exit fees charged by third-party record keeping vendors
     o Third-party audit reviews o Certificate Insurance o Such other miscellaneous out-of-pocket expenses reasonably incurred by PFPC in performing its duties and responsibilities under this Agreement

Miscellaneous Charges

     o    Microfiche, microfilm or image production
     o    COLD (Computer Output to Laser Disc)
     o    Magnetic media tapes and freight
     o    Stock costs, including certificates, envelopes, checks and stationery
     o    Diskette Upload Program maintenance
     o    Ad Hoc Reports (Waived)

                                       19
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                                   SCHEDULE E

                           DISASTER RECOVERY SERVICES

1. EQUIPMENT. Upon notification by the Fund to Transfer Agent of a Disaster, Transfer Agent shall make available to the Fund the following equipment and services:

                        QTY   TYPE            DESCRIPTION

     WORKAREA(S):      30    Stations         Pre-wired Workspace with PFPC
                                              mainframe access including FSR
                                              and IMPRESSPlus

     VOICE RECOVERY:   30    Phonesets        PBX connected into a defined
                                              split & Recorded

       Note: Fund responsible for any call re-routing to Transfer Agent through its carrier(s).

     PC/STATIONS:      30    PC/Stations      Pentium III

     LAN PRINTER(S):    1    Laser Printers   Hewlett Packard LaserJet 5 Printer
                                              w/ 8 MB Memory w/ HP JetDirect
                                              10Base-T Ethernet Card

2.       TOTAL ANNUAL DISASTER RECOVERY TEST TIME
               Emergency Response Backup Capability                48 Hours/Year

3.   SPECIAL TERMS:

     A. The equipment described in this Schedule may be substituted by Transfer Agent with comparable or equivalent units.

     B.   Transfer  Agent  provided  Emergency  Response   PC/Stations  will  be
          equipped with [Windows 2000] [Need to Determine] or higher version level software. Fund will provide station application software.

          Fund represents and warrants that it has taken all reasonable precautions to protect the Fund supplied software and computer systems from infection by any computer virus. Transfer Agent represents and warrants that it has taken all reasonable precautions to protect the Transfer Agent Inc. supplied software and computer systems from infection by any computer virus.

     C. Maximum Fund personnel for the Emergency Response Backup Capability is limited to the quantity of Emergency Response Workarea Stations plus a reasonable amount of technical support personnel as agreed to by Transfer Agent.

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     D.   L. Fund's access to and use of the Backup  Capability shall be limited to the quantities and configurations set forth in this Schedule.

                                       21